                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 26, 1999


                        Superconductor Technologies Inc.
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             (Exact name of registrant as specified in its charter)


               Delaware                                  000-21074                                77-0153076
---------------------------------------    --------------------------------------    --------------------------------------
     (State or other jurisdiction                (Commission File Number)                        (IRS Employer
          of incorporation)                                                                   Identification No.)


            460 Ward Drive, Suite F, Santa Barbara, California 93111
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (805) 683-7646
                                                           --------------
                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     On February 26, 1999 the Company entered into an agreement with the holders of all of the Company's outstanding preferred stock that, among other things, provided for the exchange of all of the Company's Series A, Series A-1 and Series B Preferred Stock (the "Old Securities") for shares of Series A-2, Series A-3 and Series B-1 Preferred Stock (the "New Securities"), respectively. The New Securities differ from the Old Securities in that they are not redeemable and there are limits on conversions of the New Securities pending stockholder approval of the removal of the conversion restrictions. The Company will account for the New Securities on its balance sheet as Stockholders' Equity, whereas due to their redeemable nature the Company had accounted for the Old Securities as a separate caption titled "Redeemable Preferred Stock." The Company is providing the following pro-forma balance sheet information to demonstrate the pro-forma impact of the exchange on the Company's financial position as of December 31, 1998.

     The Company is also providing a statement of operations for the period ending December 31, 1998. The footnotes to the financial statements provided have been omitted and will be filed with the Company's complete financial statements as part of the Company's Annual Report on Form 10-K to be filed on or before March 31, 1999.

                 SUPERCONDUCTOR TECHNOLOGIES INC.
                           BALANCE SHEET

                                                                                                                       DECEMBER 31,
                              ASSETS                         DECEMBER 31,       DECEMBER 31,          PRO FORMA           1998
                                                                 1997               1998            ADJUSTMENTS(1)      PRO FORMA
                                                           -----------------   ----------------    ---------------    --------------
                                                                                                                       (UNAUDITED)
Current assets:
     Cash and cash equivalents                                 $  1,438,000       $    310,000                         $    310,000
     Short-term investments                                       2,099,000                  0                                    0
     Accounts receivable                                          1,048,000          1,939,000                            1,939,000
     Inventory                                                      677,000          2,719,000                            2,719,000
     Prepaid expenses and other current assets                      146,000            173,000                              173,000
                                                           -----------------   ----------------                       --------------

          Total current assets                                    5,408,000          5,141,000                            5,141,000

Property and equipment, net of accumulated depreciation
  of $6,534,000 and $6,985,000, respectively                      2,456,000          5,114,000                            5,114,000
Patents and licenses, net of accumulated amortization
  of $1,057,000 and $1,285,000, respectively                      2,152,000          2,070,000                            2,070,000
Other assets, net of accumulated                                     71,000            184,000                              184,000
                                                           -----------------   ----------------                       --------------

          Total assets                                         $ 10,087,000       $ 12,509,000                         $ 12,509,000
                                                           =================   ================                       ==============

               LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                          $  1,407,000       $  2,396,000                         $  2,396,000
     Accrued compensation                                           437,000            583,000                              583,000
     Current portion of long-term debt                               64,000            813,000                              813,000
          Total current liabilities                               1,908,000          3,792,000                            3,792,000
Long-term debt                                                       13,000            932,000                              932,000
                                                           -----------------   ----------------                       --------------

          Total liabilities                                       1,921,000          4,724,000                            4,724,000
                                                           -----------------   ----------------                       --------------

     Redeemable Preferred Stock, $.001 par value,
     2,000,000 shares, authorized,
     Series A 645,833 shares issued and outstanding,
     Series A-1 125,000 shares Issued and outstanding,
     Series B 500,000 shares issued and outstanding                       0          8,982,000         (8,982,000)                0
Commitments and contingencies
Stockholders' equity:
    Preferred Stock, $.001 par value, 2,000,000 shares
    authorized, Series A-2 64,584 shares issued and
    outstanding, Series A-3 12,500 shares issued and
    outstanding, Series B-1 50,000 shares issued and
    outstanding                                                                                         8,982,000         8,982,000
     Common Stock, $.001 par value, 30,000,000
     shares authorized, 7,699,581 and 7,722,591 shares
     issued and outstanding                                           8,000              8,000                                8,000
     Capital in excess of par value                              35,211,000         35,010,000                           35,010,000
     Deficit accumulated during development stage               (27,053,000)       (36,215,000)                         (36,215,000)
                                                                ------------       ------------
                                                                                                                      --------------

          Total stockholders' equity                              8,166,000         (1,197,000)                           7,785,000
                                                           -----------------   ----------------                       --------------

          Total liabilities and stockholders' equity           $ 10,087,000       $ 12,509,000                         $ 12,509,000
                                                           =================   ================                       ==============


(1) Pro forma adjustments reflect the exchange of redeemable preferred stock assuming this transaction occurred on or prior to December 31, 1998.

                        SUPERCONDUCTOR TECHNOLOGIES INC.
                        (A Development Stage Enterprise)

                             STATEMENT OF OPERATIONS

                                                 DECEMBER 31,        DECEMBER 31,
                                                     1997                1998
                                                -----------         -----------
Net Revenues:
   Government contract revenues                  $ 8,104,000         $ 6,029,000
   Commercial product revenues                       175,000           1,954,000
   Sub license royalties                              38,000                   0
                                                 -----------         -----------
      Total net revenues                           8,317,000           7,983,000
                                                 -----------         -----------
Costs and expenses:
   Cost of commercial revenues                             0           5,873,000
   Contract research and development               6,218,000           4,693,000
   Other research and development                  1,809,000           1,161,000
   Selling, general and administrative             4,076,000           5,435,000
                                                 -----------         -----------

     Total costs and expenses                     12,103,000          17,162,000
                                                 -----------         -----------
Loss from operations                              (3,786,000)         (9,179,000)
Interest income                                      275,000              79,000
Interest expense                                     (30,000)            (62,000)
Other income (expense), net                                0                   0
                                                 -----------         -----------
      Net loss                                   ($3,541,000)        ($9,162,000)
                                                 -----------         -----------
Basic and diluted loss per share                 ($     0.46)        ($     1.22)
                                                 -----------         -----------
Weighted average number of
 shares outstanding                                7,701,435           7,724,829
                                                 -----------         -----------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUPERCONDUCTOR TECHNOLOGIES INC.

Dated:  March 26, 1999                 By: /s/ JAMES G. EVANS, JR.
                                           -------------------------------------
                                           James G. Evans, Jr.
                                           Chief Financial Officer